UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1915 Snapps Ferry Road, Building N Greeneville, Tennessee 37745 (423) 636-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Settlement of Notes Offering

On October 2, 2023, GN Bondco, LLC (the “Escrow Issuer”), a Delaware limited liability company and wholly owned subsidiary of Omni Newco, LLC (“Omni”), closed its previously announced private offering (the “Notes Offering”) of $725,000,000 aggregate principal amount of its 9.500% senior secured notes due 2031 (the “Notes”), in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued pursuant to an indenture (the “Indenture”), dated as of October 2, 2023, between the Escrow Issuer and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.

The Notes Offering was conducted in connection with the previously announced agreement and plan of merger (the “Merger Agreement”), dated as of August 10, 2023, by and among Forward Air Corporation (the “Company,” “Forward,” “we,” “our,” or “us”), Clue Opco LLC, a Delaware limited liability company (“Opco” or the “Issuer”), the Escrow Issuer, Omni and certain other parties, pursuant to which, among other things, (i) the Company will, through a series of transactions involving the Company’s direct and indirect subsidiaries, acquire Omni (the “Merger”) and (ii) the Escrow Issuer will be merged with and into Opco, with Opco surviving the merger as a wholly owned subsidiary of the Company (the “Escrow Merger”). Upon consummation of the Escrow Merger, Opco will assume the obligations of the Escrow Issuer under the Notes and the Indenture and become the “Issuer” thereunder by executing a supplemental indenture to the Indenture.

The Notes and the related future guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Escrow and Special Mandatory Redemption

The Company and the Escrow Issuer have entered into an escrow agreement (the “Escrow Agreement”) pursuant to which the initial purchasers of the Notes deposited the gross proceeds of the sale of the Notes into an escrow account and the Company deposited additional funds required to be deposited therein pursuant to the terms of the Escrow Agreement. In addition, on a monthly basis starting with December 2023, Forward is required to deposit or cause to be deposited additional amounts into the escrow account (unless an escrow release has occurred).

If the Merger is not consummated on or prior to June 30, 2024 (the “Escrow Outside Date”), or if, prior to such date, (i) Forward notifies the escrow agent that the Merger Agreement has been terminated in accordance with its terms or (ii) Forward issues a press release indicating that the Merger will not be consummated on or prior to the Escrow Outside Date (or at all), then, in each case, the Escrow Issuer will be required to redeem all of the notes at a special mandatory redemption price equal to the initial issue price of the Notes, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date.

Interest and Maturity

The Notes will bear interest at a rate of 9.500% per annum, payable semiannually in cash in arrears on April 15 and October 15 of each year, commencing April 15, 2024. The Notes will mature on October 15, 2031.

Guarantee and Security

Upon consummation of the Escrow Merger, (i) the Notes will be guaranteed, jointly and severally, fully and unconditionally, on a senior secured basis, by Forward and each of Opco’s existing and future domestic subsidiaries that guarantee the New Senior Secured Credit Facilities or any capital markets indebtedness of Opco or any guarantor in an aggregate principal amount in excess of $100 million and (ii) the Notes and related guarantees will be secured by a first priority lien on substantially all assets of Opco and the guarantors (subject to a shared lien of equal priority with Opco’s and the guarantors’ obligations under the Notes and the new senior secured credit facilities expected to be entered into upon consummation of the Merger and subject to other prior ranking liens permitted by the Indenture).

Optional Redemption

Prior to October 15, 2026 and following the Escrow Merger, the Issuer may redeem some or all of the Notes at any time and from time to time at a redemption price equal to 100.000% of the principal amount thereof plus the applicable “make-whole” premium as set forth in the Indenture plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after October 15, 2026, the Issuer may redeem some or all of the Notes at any time and from time to time at the following prices (expressed as a percentage of principal), plus in each case accrued and unpaid interest, if any, to, but excluding, the redemption date: (i) in the case of a redemption occurring during the 12-month period commencing October 15, 2026, at a redemption price of 104.750%, (ii) in the case of a redemption occurring during the 12-month period commencing on October 15, 2027, at a redemption price of 102.375% and (iii) in the case of a redemption occurring on or after October 15, 2028, at a redemption price of 100.000%. In addition, at any time and from time to time prior to October 15, 2026 and following the Escrow Merger, the Issuer may redeem up to 40.000% of the original aggregate principal amount of the Notes in an amount not to exceed the amount of net cash proceeds from one or more equity offerings at a redemption price equal to 109.500 % of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control

Upon the occurrence of a “change of control” following the Escrow Merger, the Issuer will be required to offer to repurchase all of the outstanding principal amount of the Notes at a purchase price of 101.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Covenants and Events of Default

The Indenture contains customary events of default, including, among other things, payment default, cross default, judgment default and certain provisions related to bankruptcy events, subject to cure and grace periods in certain cases. The Indenture also contains customary high yield affirmative and negative covenants, including negative covenants that, after the Escrow Merger, will, among other things, limit the Issuer and its restricted subsidiaries’ ability to incur additional indebtedness, create liens on, sell or otherwise dispose of assets, engage in certain fundamental corporate changes, make certain investments or material acquisitions, repurchase common stock, pay dividends or make similar distributions on capital stock, repay certain indebtedness, engage in certain affiliate transactions and enter into agreements that restrict the ability of subsidiaries to pay dividends or make loans.

Cautionary Note on Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the potential transaction between Forward and Omni, the expected timetable for completing the potential transaction, the benefits and expected cost and revenue synergies of the potential transaction (including the timing for realizing any such synergies and the conversion of revenue synergies to adjusted EBITDA) and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels (including the achievement of targeted deleveraging within the expected time frames or at all), investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation:

●	the parties’ ability to consummate the potential transaction and to meet expectations regarding the timing and completion thereof;

●
the satisfaction or waiver of the conditions to the completion of the potential transaction, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to Forward;

●
the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the potential transaction, including the realization of expected revenue and cost synergies, the conversion of revenue synergies to adjusted EBITDA and the achievement of deleveraging targets, within the expected time-frames or at all;

●
the risk that the committed financing necessary for the consummation of the potential transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

●	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

●
the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the potential transaction;

●
the risk that, if Forward does not obtain the necessary shareholder approval for the conversion of the perpetual non-voting convertible preferred stock, Forward will be required to pay an annual dividend on such outstanding preferred stock;

●
the risks associated with being a holding company with the only material assets after completion of the potential transaction being the interest in the combined business and, accordingly, dependency upon distributions from the combined business to pay taxes and other expenses;

●	the requirement for Forward to pay to certain shareholders of Omni certain tax benefits that it may claim in the future, and the expected materiality of these amounts;

●	risks associated with organizational structure, including payment obligations under the tax receivable agreement, which may be significant, and any accelerations or significant increases thereto;

●
the inability to realize all or a portion of the tax benefits that are currently expected to result from the acquisition of certain corporate owners of Omni, certain pre-existing tax attributes of Omni owners and tax attributes that may arise on the distribution of cash to other Omni owners in connection with the potential transaction, as well as the future exchanges of units of Forward’s operating subsidiary and payments made under the tax receivables agreement;

●	increases in interest rates;

●	changes in Forward’s credit ratings and outlook;

●	risks relating to the indebtedness Forward expects to incur in connection with the potential transaction and the need to generate sufficient cash flows to service and repay such debt;

●	the ability to generate the significant amount of cash needed to service the indebtedness;

●	the limitations and restrictions in surviving agreements governing indebtedness;

●	risks associated with the need to obtain additional financing which may not be available on favorable terms or at all; and

●	general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K (as supplemented hereby), and as may be identified in Forward’s Quarterly Reports on Form 10-Q and current reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION (registrant)

Date: October 3, 2023	By:	/s/ Thomas Schmitt
		Name:	Thomas Schmitt
		Title:	President and Chief Executive Officer